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                                                                  EXHIBIT - a(3)

               FILED                                         RECEIVED

            MAY 6 2002

  SECRETARY OF THE COMMONWEALTH                    SECRETARY OF THE COMMONWEALTH
       CORPORATIONS DIVISION                           CORPORATIONS DIVISION

                         PILGRIM NATURAL RESOURCES TRUST

                           CERTIFICATE OF AMENDMENT OF

                              DECLARATION OF TRUST

         The undersigned being trustees of Pilgrim Natural Resources Trust, a Massachusetts business trust (the "Trust"), acting pursuant to Section 8.3 of the Trust's Amended and Restated Declaration of Trust dated July 26,2000, as amended (the "Declaration of Trust"), hereby amend the Declaration of Trust to change the name of the trust set forth in Section 1.1 thereof, as follows:

         1. Section 1.1 of the Declaration of Trust, executed on July 26, 2000, as amended, is hereby amended, effective May 1,2002, to read in its entirety as follows:

         "Section 1.1. Name. The name of the Trust created hereby is "ING VP Natural Resources Trust."

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         IN WITNESS WHEREOF, the undersigned have this day signed this
Certificate of Amendment of Declaration of Trust.

Dated: April 22, 2002

/s/ Paul S. Doherty                    /s/ Jock Patton
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Paul S. Doherty, as Trustee            Jock Patton, as Trustee

/s/ J. Michael Earley                  /s/ David W.C. Putnam
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J. Michael Earley, as Trustee          David W.C. Putnam, as Trustee

/s/ R. Barbara Gitenstein              /s/ Blaine E. Rieke
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R. Barbara Gitenstein, as Trustee      Blaine E. Rieke, as Trustee

/s/ R. Glenn Hilliard                  /s/ John G. Turner
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R. Glenn Hilliard, as Trustee          John G. Turner, as Trustee

/s/ Walter H. May                      /s/ Roger B. Vincent
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Walter H. May, as Trustee              Roger B. Vincent, as Trustee

/s/ Thomas J. McInerney                /s/ Richard A. Wedemeyer
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Thomas J. McInerney, as Trustee        Richard A. Wedemeyer, as Trustee